Exhibit 99.2

EV ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

As of December 31, 2006 and for the year ended December 31, 2006

INDEX

Page
Unaudited Pro Forma Combined Balance Sheet as of December 31, 2006	1
Unaudited Pro Forma Combined Statement of Operations for the year	2
ended December 31, 2006	3
Notes to Unaudited Pro Forma Combined Financial Statements

EV ENERGY PARTNERS, LP
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
December 31, 2006
(in thousands)

			PRO FORMA
	SUCCESSOR	PRO FORMA	AS
	ENTITY	ADJUSTMENTS	ADJUSTED

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$1,875	$0	$1,875
Accounts receivable, net:
Oil & natural gas sales	4,608	0	4,608
Other	56	0	56
Due from affiliates	1,996	0	1,996
Interest & commodity hedge asset-related party	0	0	0
Commodity hedge asset-third party	5,929	3,735	9,664
Income tax receivable	0	0	0
Deferred tax asset	0	0	0
Prepaid & other current assets	790	0	790

Total current assets	15,254	3,735	18,989

Natural gas and oil properties, net	114,401	63,207	177,608
Property, plant and equipment, net	283	0	283
Long-term commodity hedge asset-related party	0		0
Long-term commodity hedge asset-third party	2,286	257	2,543
Other assets	465	0	465

Total assets	$132,689	$67,199	$199,888

LIABILITIES AND OWNERS' EQUITY

CURRENT LIABILITIES
Accounts payable & accrued liabilities	$3,248	$0	$3,248
Due to affiliates	0	0	0
Commodity hedge liability-related party	0	0	0
Commodity hedge liability-third party	0	0	0
Current income tax payable	0	0	0
Deferred income tax liability-current	0		0
Other current liabilities	0	0	0

Total current liabilities	3,248	0	3,248

Asset retirement obligations	5,188	1,238	6,426
Long-term debt	28,000	71,399	99,399
Deferred income tax liability	0	0	0
Other long-term liabilities	0	0	0
Owners' equity	96,253	(5,438)	90,815

Total liabilities and owners' equity	$132,689	$67,199	$199,888

The accompanying notes are an integral part of these statements.

EV ENERGY PARTNERS, LP
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006
(in thousands)

	TOTAL	PRO FORMA	PRO FORMA
	COMBINED	ADJUSTMENTS	AS ADJUSTED

REVENUES:
Natural gas and oil revenue	$39,927	$17,304	$57,231
Realized gain (loss) on natural gas swaps	2,253	2,463	4,716
Transportation and marketing-related revenues	5,729	0	5,729

Total Revenues	47,909	19,767	67,676

OPERATING EXPENSES:
Lease operating expenses	7,578	5,034	12,612
Cost of purchased natural gas	5,013	0	5,013
Production taxes	294	719	1,013
Asset retirement obligations accretion expenses	218	73	291
Exploration expenses	1,061	0	1,061
Dry hole costs	354	0	354
Impairment of unproved properties	90	0	90
Depreciation, depletion and amortization	5,568	2,673	8,241
General and administrative expenses	3,492	0	3,492
Management fees	42	0	42

Total Operating Expenses	23,710	8,499	32,209

Gain (loss) on sale of other property	0	0	0

OPERATING INCOME	24,199	11,268	35,467

OTHER INCOME (EXPENSE), net	1,387	(4,626)	(3,239)

INCOME BEFORE INCOME TAXES	25,586	6,642	32,228

PROVISION (BENEFIT) FOR INCOME TAXES	5,809	0	5,809

Equity in earnings of investments	164	0	164

NET INCOME	$19,941	$6,642	$26,583

The accompanying notes are an integral part of these statements.

EV ENERGY PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA
COMBINED FINANCIAL STATEMENTS

Note 1. General

EV Energy Partners, L.P. (the “Partnership”) is a limited partnership formed in April 2006 by EnerVest Management Partners, Ltd. (“EnerVest”) to acquire, develop and produce oil and gas properties. The Partnership was formed to acquire, as a capital contribution, two of its combined predecessor entities and oil and gas producing properties and related assets owned by another of the combined predecessor entities (collectively, the “Combined Predecessor Entities”). The formation transactions and the closing of the initial public offering of the Partnership were consummated effective October 1, 2006.

The accompanying unaudited pro forma combined financial statements give effect to the acquisition of certain natural gas properties from EEIF IX. (the “Michigan Assets”). The unaudited pro forma combined statement of operations for the year ended December 31, 2006 is based on the historical financial statements of the Successor Entity for the three months ended December 31, 2006, the historical financial statements of the Combined Predecessor Entities for the nine months ended September 30, 2006, and the historical statement of revenues and direct operating expenses of the Michigan Assets for the year ended December 31, 2006. The unaudited pro forma combined balance sheet as of December 31, 2006 is based on the historical balance sheet of the Successor Entity and gives effect to the acquisition of the Michigan Assets as of such date.

Note 2. Unaudited Pro Forma Combined Balance Sheet Adjustments as of December 31, 2006

The following table summarizes unaudited pro forma combined balance sheet adjustments as of December 31, 2006 (in thousands):

	(a)	(b)	Pro Forma Adjustments
ASSETS
Current assets:
Cash and cash equivalents	$-	$-	$-
Accounts receivable:
Oil and natural gas sales	-	-	-
Other	-	-	-
Interest and commodity hedge asset - related party	-	-	-
Commodity hedge asset - third party	3,735	-	3,735
Deferred income taxes	-	-	-
Prepaid and other current assets	-	-	-

Total current assets	3,735	-	3,735

Natural gas and oil properties, net	61,969	1,238	63,207
Property, plant and equipment, net	-	-	-
Long-term commodity hedge asset - related party	-	-	-
Long-term commodity hedge asset - third party	257	-	257
Other assets	-	-	-

Total assets	$65,961	$1,238	$67,199

LIABILITIES AND OWNERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$-	$-	$-
Due to affiliates	-	-	-
Commodity hedge liability - related party	-	-	-
Commodity hedge liability - third party	-	-	-
Current income tax payable	-	-	-
Deferred income tax payable	-	-	-
Other current liabilities	-	-	-

Total current liabilities	-	-	-

Asset retirement obligations	-	1,238	1,238
Long-term debt	71,399	-	71,399
Deferred income taxes	-	-	-
Long-term commodity hedge liability - related party	-	-	-
Owners' equity	(5,438)	-	(5,438)

Total liabilities and owners' equity	$65,961	$1,238	$67,199

(a)	Reflects the acquisition of the Michigan Assets and related derivative contracts as of December 31, 2006 through long-term borrowings under the Partnership’s long-term credit facility.

(b)	Reflects the asset retirement obligations assumed at time of purchase relative to the Michigan Assets.

Note 3. Unaudited Pro Forma Combined Statement of Operations Adjustments for the Year Ended December 31, 2006

The following table summarizes unaudited pro forma combined statement of operations adjustments for the year ended December 31, 2006 (in thousands):

				Pro Forma
	(a)	(b)	(c)	Adjustments
Revenues:
Oil and natural gas revenues	$17,304	$-	$-	$17,304
Realized gain (loss) on oil and natural gas derivatives	2,463	-	-	2,463
Transportation and marketing-related revenues	-	-	-	-

Total revenues	19,767	-	-	19,767

Operating costs and expenses:
Lease operating expenses and production taxes	5,753	-	-	5,753
Cost of purchased natural gas	-	-	-	-
Exploration expenses	-	-	-	-
Dry hole costs	-	-	-	-
Impairment of unproved oil and natural gas properties	-	-	-	-
Asset retirement obligations accretion expense	-	73	-	73
Depreciation, depletion and amortization	-	2,673	-	2,673
General and administrative expenses	-	-	-	-
Management fees	-	-	-	-

Total operating costs and expenses	5,753	2,746	-	8,499

Operating income	14,014	(2,746)	-	11,268
Other expense, net	-	-	(4,626)	(4,626)

Income before income taxes and equity in income (loss) of affiliates	14,014	(2,746)	(4,626)	6,642
Income tax provision	-	-	-	-
Equity in income (loss) of affiliates	-	-	-	-

Net income	$14,014	$(2,746)	$(4,626)	$6,642

(a)	Reflects the historical revenues and direct operating expenses of the Michigan Assets for the year ended December 31, 2006.

(b)	Reflects incremental depletion expense and accretion expense related to the acquisition costs of the Michigan Assets.

(c)	Reflects incremental interest expense incurred on the credit facility borrowings to finance the purchase of the Michigan Assets.